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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated March 16, 1998, on our audits of the balance sheet of Indesco International, Inc. We also consent to the reference to our Firm under the caption "Experts."

                                          PricewaterhouseCoopers LLP

New York, New York

August 10, 1998